1
                             SPLIT DOLLAR AGREEMENT
                             ----------------------


     THIS AGREEMENT is made and entered into as of April 14, 2000 by and between SEMCO Energy, Inc., a Michigan corporation with principal offices and place of business at 405 Water Street, Port Huron, Michigan 48060 ("Company"), and the undersigned individual ("Executive").

     WHEREAS, the Executive is and has been employed in an executive or officer capacity by the Company or one of its affiliates and has performed valuable services;

     WHEREAS, the Executive wishes to provide life insurance protection for his or her family in the event of his or her death, under a policy of life insurance insuring his or her life (hereinafter referred to as the "Policy"), which is described in Exhibit A attached hereto and by this reference is made a part hereof, and which is being issued by Transamerica Occidental Life Insurance Company (hereinafter referred to as the "Insurer"); and

     WHEREAS, in order to implement or continue a certain Executive Security Agreement entered into as of the same date hereof by and between the Company and the Executive, the Company is willing to pay the premiums due on the Policy as an additional compensation benefit to the Executive on the terms and conditions hereinafter set forth; and

     WHEREAS, the Company is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

     WHEREAS, the Company wishes to retain such ownership rights, in order to secure repayment of (i) the amounts which it will pay toward the premiums on the Policy and (ii) such additional interest the Company may have in the Policy pursuant to this Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

     1. PURCHASE OF POLICY. The Company shall contemporaneously purchase the Policy from the Insurer or continue the Policy in effect with the face amount being subject to increases and/or decreases in dollar amount on the first day of each Plan Year ("Plan Year" is defined, for purposes of this Agreement, to be the one (1) year period beginning on April 1 of each year and continuing through March 31 of the subsequent year), commencing with the Plan Year that starts on April 1, 2000, and continuing for each Plan Year thereafter, in order for the face amount of the Policy to always total at least the sum of (i) and
(ii) described in paragraph b of Section 9 below. If no Policy is in effect, the parties shall take all necessary action to cause the Insurer to issue the Policy, and in all cases shall take any further action which may be necessary to cause the Policy to conform to the provisions of this Agreement.

     2. OWNERSHIP OF POLICY. The Company shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as may otherwise be provided herein.

     3. ELECTION OF SETTLEMENT OPTION AND BENEFICIARY. The Executive may select the settlement option for payment of the portion of the death benefit provided under the Policy, and the beneficiary or beneficiaries to receive the portion of Policy proceeds, to which the Executive is entitled hereunder, by specifying the same in the Beneficiary Designation Form attached to the above-referenced Executive Security Agreement entered into as of the same date hereof by and between the Company and the Executive. Upon receipt of such Beneficiary Designation Form, the Company shall execute and deliver to the Insurer the forms necessary to elect the requested settlement option and to designate the requested person, persons or entity as the beneficiary or beneficiaries to receive the death proceeds of the Policy in the amount to which the beneficiary or beneficiaries are entitled hereunder. The Company shall not terminate, alter or amend such designation or election without the express written consent of the Executive.

     4. DIVIDENDS. The Company shall be entitled to any dividends declared on the Policy.

     5. PAYMENT OF PREMIUMS. On or before the due date of each Policy premium, or within the grace period provided therein, the Company shall pay the full amount of the premium to the Insurer, and shall, upon request, promptly furnish the Executive evidence of timely payment of such premium. The Company shall annually furnish the Executive a statement of the amount of income reportable by the Executive for federal and state income tax purposes as a result of the insurance protection provided the Policy beneficiary.

     6. DESIGNATION OF POLICY BENEFICIARY/ENDORSEMENT. Contemporaneously with the execution of this Agreement, the Company has executed a beneficiary designation form and/or an endorsement to the Policy, under the form used by the Insurer for such designations, in order to secure the Company's recovery of the amount of the premiums on the Policy paid by the Company hereunder, plus such additional beneficial interest the Company may have in the Policy pursuant to this Agreement.

     7. LIMITATIONS ON COMPANY'S RIGHTS IN POLICY. Except as otherwise provided herein, the Company shall neither sell, assign, transfer, surrender or cancel the Policy nor change the beneficiary designation provision thereof without, in any such case, the express written consent of the Executive.

     8. POLICY LOANS. The Company may pledge or assign the Policy, subject to the terms and conditions of this Agreement, for the sole purpose of securing a loan from the Insurer or from a third party. The amount of such loan, including accumulated interest thereon, shall not exceed the cash surrender value of the Policy as of the date to which premiums have been paid. Interest charges on such loan shall be paid by the Company. If the Company so encumbers the Policy, other than by a Policy loan from the Insurer, then, upon the death of the Executive, the Company shall promptly take all action necessary to secure the release or discharge of such encumbrances.

     9.     COLLECTION  OF  DEATH  PROCEEDS.

          a. Upon the death of the Executive, the Company shall cooperate with the beneficiary or beneficiaries designated by the Executive to take whatever action is necessary to collect the death benefit provided under the Policy. When such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

          b. Upon the death of the Executive while the Policy and this Agreement are in force,

               (i) the Company shall have the unqualified right to receive a portion of such death benefit equal to the total amount of the premiums paid by the Company, reduced by any indebtedness against the Policy existing at the death of the Executive (including any interest due on such indebtedness);

               (ii) the Executive's Beneficiaries shall receive the lesser of

                    (A) the balance (after (i) above has been satisfied) of the death benefit provided under the Policy or
                    (B) an amount equal to five hundred percent (500%) of the Executive's Base Salary (as defined in Executive's Executive Security
Agreement) less the amount of insurance otherwise payable to Executive's Beneficiaries under other Company-paid insurance plans;

                    and the amount of such insurance shall be paid directly to the beneficiary or beneficiaries designated by the Company at the direction of the Executive, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policy; and

               (iii) the Company shall be entitled to receive the balance (after (i) and (ii) above have been satisfied), if any, of the death benefit provided under the Policy.

               In no event shall the amount payable to the Company hereunder exceed the Policy proceeds payable at the death of the Executive. No amount shall be paid from such death benefit to the beneficiary or beneficiaries designated by the Company at the direction of the Executive, until the total amount of the premiums paid by the Company hereunder, reduced by any indebtedness against the Policy existing at the death of the Executive (including any interest due on such indebtedness), has been paid to the Company. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

     10. TERMINATION OF THE AGREEMENT DURING THE EXECUTIVE'S LIFETIME. This Agreement shall terminate, during the Executive's lifetime, without notice, upon the occurrence of any of the following events: (a) total cessation of the Company's business; (b) bankruptcy, receivership or dissolution of the Company; or (c) termination of Executive's employment by the Company for any reason other than Executive's death (whether such cessation of employment is due to the Executive's disability, retirement, voluntary termination or involuntary termination, etc.). However, notwithstanding anything to the contrary contained herein, if the Executive (while an Employee of the Company, as defined in the above-referenced Executive Security Agreement entered into as of the same date hereof by and between the Company and the Executive) shall not then have attained the age of fifty-five (55) years of age when he or she becomes totally disabled, then Executive will be deemed to be an Employee of the Company for purposes of this Agreement (and the above-referenced Executive Security Agreement) only until Executive attains age 55, at which time Executive will be deemed to have retired. For purposes of this Agreement, "total disability" is defined to mean when, on the basis of medical evidence, it is determined that Executive (i) is prevented from performing the duties of Executive's position with the Company for a continuous period of at least 180 days, including a disability resulting from an occupational cause and (ii) will be disabled permanently.

     11. INSURER NOT A PARTY. The Insurer shall be fully discharged from its obligations under the Policy by payment of the Policy death benefit to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provisions of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the beneficiary designation executed by the Company and filed with the Insurer in connection herewith.

     12. ASSIGNMENT BY EXECUTIVE. Notwithstanding any provision hereof to the contrary, the Executive shall have the right to absolutely and irrevocably assign by gift all of his or her right, title and interest in and to this Agreement and to the Policy to an assignee. This right shall be exercisable by the execution and delivery to the Company of a written assignment, in substantially the form attached hereto as Exhibit B, which by this reference is made a part hereof. Upon receipt of such written assignment executed by the Executive and duly accepted by the assignee thereof, the Company shall consent thereto in writing, and shall thereafter treat the Executive's assignee as the sole owner of all of the Executive's right, title and interest in and to this Agreement and in and to the Policy. Thereafter, the Executive shall have no right, title or interest in and to this Agreement or the Policy, all such rights being vested in and exercisable only by such assignee.

     13. NAMED FIDUCIARY, DETERMINATION OF BENEFITS, CLAIMS PROCEDURE AND ADMINISTRATION.

          a. The Company, operating through its Pension and Investment Committee ("Committee"), is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

          b. (1) Claim. A person who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the Committee at the Company's then principal place of business.

               (2) Claim Decision. Upon receipt of a claim, the Committee shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Company may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

                    If the claim is denied in whole or in part, the Committee shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Agreement on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation of why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under subsection (3) and for review under subsection (4) hereof.

               (3) Request for Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Committee review its determination. Such request must be addressed to the Committee at the Company's then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Committee. If the Claimant does not request a review of the determination by the Committee within such sixty (60) day period, he or she shall be barred and estopped from challenging the Committee's determination.

               (4) Review of Decision. Within sixty (60) days after the Committee's receipt of a request for review, the Committee will review its determination. After considering all materials presented by the Claimant, the Committee will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty
(60) day time period be extended, the Committee will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

     14. AMENDMENT. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

     15. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and the Executive, his or her successors, assigns, heirs, executors, administrators and beneficiaries.

     16. NOTICES. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last know address as shown on the records of the Company. The date of such mailing shall be deemed the date of notice, consent or demand.

     17. GOVERNING LAW. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Michigan.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.

Executive                              SEMCO  Energy,  Inc.


_________________________________      By__________________________________
Signature
                                       Its__________________________________
_________________________________
Printed  Name

                                    EXHIBIT A



The  following  life  insurance  policy  is subject to the attached Split Dollar
Agreement:

Insurer  Transamerica  Occidental  Life  Insurance  Company

Insured__________________________________________________________________

Policy  Number___________________________________________________________

Initial  Face  Amount_______________________________________________________

Date  of  Issue_____________________________________________________________

                                    EXHIBIT B



                IRREVOCABLE ASSIGNMENT OF SPLIT-DOLLAR AGREEMENT



THIS  ASSIGNMENT,  dated  this  ________  day  of  __________________,  _______.

WITNESSETH  THAT:

WHEREAS, the undersigned (the "Assignor") is the Executive party to that certain Split Dollar Agreement (the "Agreement"), dated as of ______________________, by and between the undersigned and SEMCO Energy, Inc. (the "Company"), which Agreement confers upon the undersigned certain rights and benefits with regard to one or more policies of insurance insuring the Assignor's life; and

WHEREAS, pursuant to the provisions of said Agreement, the Assignor retained the right, exercisable by the execution and delivery to the Company of a written form of assignment, to absolutely and irrevocably assign all of the Assignor's right, title and interest in and to said Agreement to an assignee; and

WHEREAS,  the  Assignor  desires  to  exercise  said  right:

NOW, THEREFORE, the Assignor, without consideration, and intending to make a gift, hereby absolutely and irrevocably assigns, gives, grants and transfers to _____________________, (the "Assignee") all of the Assignor's right, title and interest in and to the Agreement and said policies of insurance, intending that, from and after this date, the Agreement be solely between the Company and the Assignee and that hereafter the Assignor shall neither have nor retain any right, title or interest therein.



                    ____________________________________
                              Assignor

                            ACCEPTANCE OF ASSIGNMENT


     The undersigned Assignee hereby accepts the above assignment of all right, title and interest of the Assignor therein in and to the Agreement by and between such Assignor and the Company, and the undersigned hereby agrees to be bound by all of the terms and conditions of said Agreement, as if the original Executive party thereto.



                    ____________________________________
                              Assignee


Dated:_______________________________






                              CONSENT TO ASSIGNMENT

     The undersigned Company hereby consents to the foregoing assignment of all of the right, title and interest of the Assignor in and to the Agreement by and between the Assignor and the Company to the Assignee designated therein. The undersigned Company hereby agrees that, from and after the date hereof, the undersigned Company shall look solely to such Assignee for the performance of all obligations under said Agreement which were heretofore the responsibility of the Assignor, shall allow all rights and benefits provided therein to the Assignor to be exercised only by said Assignee, and shall hereafter treat said
Assignee  in  all  respects  as  if  the  original  Executive  party  thereto.


                         SEMCO  Energy,  Inc.


                         By:________________________________________


Dated:_____________________________